UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 03, 2024

Caro Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-212268	93-2109546
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7 Castle Street, Sheffield, UK, S3 8LT

(Address of principal executive offices)

(786) 755-3210

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Company’s Certifying Accountant.

1)	Dismissal of BF Borgers CPA PC (“BFB”) as Independent Registered Public Accountant

On May 13, 2024, Caro Holdings Inc. (the “Company”) Board of Directors formally dismissed BF Borgers as the Company’s independent registered public accounting firm. On May 3, 2024, the Securities and Exchange Commission (the “SEC”) permanently suspended BF Borgers CPA PC (“BF Borgers”) from appearing or practicing before the SEC as an accountant.

The reports of BF Borgers on the Company’s consolidated financial statements as of and for the fiscal year ended March 31, 2023, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than an explanatory paragraph relating to the Company’s ability to continue as a going concern.

During the fiscal year ended March 31, 2023 through May 13, 2024, there were no “disagreements” with BF Borgers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BF Borgers would have caused BF Borgers to make reference thereto in its reports on the consolidated financial statement for such years. During the fiscal years ended March 31, 2023 through May 13, 2024, there have been no “reportable events” (as defined in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Registration S-K), except for the identified material weaknesses in its internal control over financial reporting as disclosed in the Company’s Annual Report.

The Company provided BF Borgers with a copy of the disclosure made herein in response to Item 304(a) of Regulation S-K. As contemplated by the SEC’s Staff Statement on Issuer Disclosure and Reporting Obligations in Light of Rule 102(e) Order against BF Borgers CPA PC, which was disseminated by the SEC on May 13, 2024, in lieu of including a letter from BF Borgers stating whether it agrees with the Item 304 disclosures, the Company notes that BF Borgers is not currently permitted to appear or practice before the SEC.

2)	New Independent Registered Public Accounting Firm

On May 14, 2024, the Company engaged Olayinka Oyebola & Co (“OO & Co.”) as its new independent registered public accounting firm to audit and review the Company’s financial statements. During the two most recent fiscal years ended March 31, 2023 and 2022 and any subsequent interim periods through the date hereof prior to the engagement of OO & Co., neither the Company, nor someone on its behalf, has consulted OO & Co. regarding:

(i)

either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and either a written report was provided to the Company or oral advice was provided that the new independent registered public accounting firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)	any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CARO HOLDINGS INC.

Date: May 17, 2024	By:	/s/ Meriesha Rennalls
	Name:	Meriesha Rennalls
	Title:	President

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